UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2019

ZYNERBA PHARMACEUTICALS, INC.

(Exact Name of Issuer as Specified in its Charter)

Delaware	001-37526	26-0389433
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

80 W. Lancaster Avenue, Suite 300

Devon, PA 19333

(Address of Principal Executive Offices) (Zip Code)

(484) 581-7505

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐            Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐            Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZYNE	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07                   Submission of Matters to Vote of Security Holders.

On June 11, 2019, Zynerba Pharmaceuticals, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”).  The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.

(a) Proposal 1 — Election of Seven Directors.  Each director nominee was elected to the Board of Directors to serve as a director until the 2020 Annual Meeting of the Stockholders or until his or her respective successor is elected and qualified, as follows:

Name	For	Withheld	Broker Non- Votes
Armando Anido	4,106,313	97,591	11,465,022
John P. Butler	3,705,716	498,188	11,465,022
Warren D. Cooper, MB, BS, BSc, MFPM	3,747,966	455,938	11,465,022
William J. Federici	4,133,343	70,516	11,465,022
Daniel L. Kisner, MD	4,133,012	70,892	11,465,022
Kenneth I. Moch	4,124,922	78,912	11,465,022
Pamela Stephenson	4,110,135	93,769	11,465,022

(b) Proposal 2 — Ratification of Independent Registered Public Accountants.  The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year was ratified, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,276,872	251,027	141,027	0

Item 8.01                   Other Events

On June 11, 2019, the Company issued a press release announcing that the U.S. Patent and Trademark Office has issued US Patent No. 10,314,792, titled “Treatment of Autism Spectrum Disorder with Cannabidiol” which includes claims directed to methods of treating autism spectrum disorder by administering a therapeutically effective amount of synthetic cannabidiol. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits

The following exhibit is being filed herewith:

(d) Exhibits

Exhibit No.	Document

99.1	Press Release, dated June 11, 2019.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2019

ZYNERBA PHARMACEUTICALS, INC.

By:	/s/ Suzanne Hanlon
Name: Suzanne Hanlon
Title: Secretary, Vice President and General Counsel

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